                                                                      Exhibit 24

                            HARKEN ENERGY CORPORATION
                           FORM 10-K POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer and/or Director of HARKEN ENERGY CORPORATION, a Delaware corporation (the "Corporation"), hereby constitutes and appoints Mikel D. Faulkner, Bruce N. Huff, Larry E. Cummings and Gregory S. Porter and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent with full power of substitution for him and on his behalf in his name, place and stead in any and all capacities (whether on behalf of the corporation or as an Officer or Director or both thereof or by attesting the seal of the Corporation or otherwise), to sign, execute and file an Annual Report on Form 10-K for the fiscal year ended December 31, 1997, under the Securities Exchange Act of 1934, as amended with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission or any state or other regulatory authority, and granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he himself might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney effective as of March 17, 1998.

                 NAME                                               CAPACITIES
                 ----                                               ----------


/s/ Mikel D. Faulkner                                  Chairman of the Board of Directors
-------------------------------                        and Chief Executive Officer
Mikel D. Faulkner                                      (Principal Executive Officer)





/s/ Richard H. Schroeder                               Director, President and
-------------------------------                        Chief Operating Officer
Richard H. Schroeder




/s/ Bruce N. Huff                                      Director, Senior Vice President and
-------------------------------                        Chief Financial Officer
Bruce N. Huff                                          (Principal Financial Officer and
                                                       Principal Accounting Officer)




/s/ Stephen C. Voss                                    Director and Senior Vice President
-------------------------------
Stephen C. Voss

Harken Energy Corporation
Form 10-K Power of Attorney
March 17, 1998




/s/ Michael M. Ameen, Jr.                              Director
-------------------------------
Michael M. Ameen, Jr.





/s/ Michael R. Eisenson                                Director
-------------------------------
Michael R. Eisenson





 /s/ Gary R. Peterson                                  Director
-------------------------------
Gary R. Peterson





/s/ Donald W. Raymond                                  Director
-------------------------------
Donald W. Raymond





                                                       Director
-------------------------------
Hobart A. Smith





/s/ Gary B. Wood                                       Director
-------------------------------
Gary B. Wood